UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2015
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WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)
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Delaware	001-34046	26-1075808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive offices) (Zip Code)
(832) 636-6000
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 26, 2015, Western Gas Partners, LP (the “Partnership”), together with its general partner, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters, relating to the public offering of $500 million aggregate principal amount of the Partnership’s 3.950% senior notes due 2025 (the “Notes”) at a price to the public of 98.789% of the face amount of the Notes.
The offering of the Notes is expected to close on June 4, 2015, subject to customary closing conditions. The Partnership expects to use the net proceeds from the offering to repay a portion of the amount outstanding under its revolving credit facility.
The offering was made pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-193828), which became effective on February 7, 2014.
The Underwriting Agreement contains customary representations, warranties and agreements, conditions to closing, indemnification obligations, including for liabilities under the Securities Act of 1933, and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.
Relationships
From time to time, certain of the underwriters and their related entities have engaged, and may in the future engage, in commercial and investment banking transactions with the Partnership in the ordinary course of their business. They have received, and expect to receive, customary compensation and expense reimbursement for these commercial and investment banking transactions. In addition, affiliates of each of the underwriters are lenders under the Partnership’s revolving credit facility and, as such, will receive a substantial portion of the proceeds from the offering pursuant to the repayment of borrowings under such facility.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of the Exhibit
Exhibit 1.1
Underwriting Agreement, dated May 26, 2015, by and among the Partnership and Western Gas Holdings, LLC, and Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS PARTNERS, LP

		By:	Western Gas Holdings, LLC, its general partner

Dated:	May 27, 2015	By:	/s/ Philip H. Peacock
Philip H. Peacock Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 1.1
Underwriting Agreement, dated May 26, 2015, by and among the Partnership and Western Gas Holdings, LLC, and Morgan Stanley & Co. LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.